							EXHIBIT 24



			POWER OF ATTORNEY

		The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


                                      /s/ J. Carter Bacot
						  -------------------
						  J. Carter Bacot

							EXHIBIT 24



			POWER OF ATTORNEY

		The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


							/s/ Richard Barth
						      -----------------
							Richard Barth

								EXHIBIT 24



			POWER OF ATTORNEY

		The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


							/s/ Frank Biondi
						      ----------------
							Frank Biondi

							EXHIBIT 24



			POWER OF ATTORNEY

		The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


                                       /s/ William R. Chaney
						   ---------------------
						   William R. Chaney

							EXHIBIT 24



			POWER OF ATTORNEY

		The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


                                          /s/ Alan R. Griffith
						      --------------------
							Alan R. Griffith

							EXHIBIT 24



			POWER OF ATTORNEY

		The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


                                          /s/ Gerald L. Hassell
						      ---------------------
							Gerald L. Hassell

							EXHIBIT 24



			POWER OF ATTORNEY

		The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


                                          /s/ Richard J. Kogan
						      --------------------
							Richard J. Kogan

							EXHIBIT 24



			POWER OF ATTORNEY

		The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


                                          /s/ John A. Luke, Jr.
						      ---------------------
							John A. Luke, Jr.

EXHIBIT 24



			POWER OF ATTORNEY

		The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


							/s/ John C. Malone
						      ------------------
							John C. Malone

EXHIBIT 24



			POWER OF ATTORNEY

		The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


							/s/ Donald L. Miller
						      --------------------
							Donald L. Miller

EXHIBIT 24


			POWER OF ATTORNEY

		The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


                                    	/s/ Deno D. Papageorge
						      ----------------------
							Deno D. Papageorge

							EXHIBIT 24



				POWER OF ATTORNEY

			The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


                                          /s/ Catherine A. Rein
                                          ---------------------
 							Catherine A. Rein

							EXHIBIT 24



			POWER OF ATTORNEY

		The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


                                         /s/ William C. Richardson
						     -------------------------
                                         William C. Richardson

							EXHIBIT 24

			POWER OF ATTORNEY

		The Bank of New York Company, Inc.



	KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company") does hereby make, constitute and appoint Thomas A. Renyi, Alan R. Griffith, Bruce W. Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-8 (or other appropriate form) covering up to 41,000,000 shares of the Company's Common Stock par value $7.50 per share together with any Preferred Stock Purchase Rights appertaining thereto, with the Securities and Exchange Commission, to be issued in connection with the Company's Employee Stock Purchase Plan (2,000,000 shares), Employee Profit Sharing Plan (10,000,000 shares), 1999 Long-Term Incentive Plan (14,400,000 shares) and 1993 Long-Term Incentive Plan (14,600,000 shares) as authorized by the Company's Board of Directors and any amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of April, 1999.


							/s/ Brian L. Roberts
						      --------------------
							Brian L. Roberts